UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2021 (July 29, 2021)

BioDelivery Sciences International, Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-31361	35-2089858
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
4131 ParkLake Ave., Suite 225
Raleigh,	NC.		27612
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: 919-582-9050
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	BDSI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Regulation FD Disclosure.

On July 29, 2021, the Company held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). Proxies were solicited pursuant to the Company’s definitive proxy statement filed on June 22, 2021, with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended. The number of shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) entitled to vote at the Annual Meeting was 98,521,379. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 79,920,364, thus establishing a quorum for the Annual Meeting. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and the director nominees were elected. The voting results reported below are final.
The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

Proposal 1: To elect Peter S. Greenleaf, W. Mark Watson, Jeffrey Bailey, Kevin Kotler, Todd C. Davis, Vanila Singh and Mark A. Sirgo as directors to the Board of Directors (the “Board”), each to hold office until the 2022 annual meeting of the Company and until his or her successor shall have been duly elected and qualified or until his or her earlier resignation or removal.

Nominees	Votes For	Votes Against	Abstaining	Broker Non-Votes
Peter S. Greenleaf	42,798,733	22,959,517	111,611	14,050,503
W. Mark Watson	54,690,831	11,067,332	111,698	14,050,503
Jeffrey Bailey	63,801,830	1,956,165	111,866	14,050,503
Kevin Kotler	53,286,057	12,431,924	151,880	14,050,503
Todd C. Davis	64,208,697	1,509,023	152,141	14,050,503
Vanila Singh	64,311,074	1,442,601	116,186	14,050,503
Mark A. Sirgo	52,287,000	13,440,439	142,422	14,050,503

Proposal 2: To ratify the appointment by the Audit Committee of the Board of Ernst & Young LLP as the Company’s registered public accounting firm for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Abstaining	Broker Non-Votes
79,605,631	238,834	75,899	-

Based on the foregoing, Peter S. Greenleaf, W. Mark Watson, Jeffrey Bailey, Kevin Kotler, Todd C. Davis, Vanila Singh and Mark A. Sirgo were elected as directors, each to hold office until the 2022 annual meeting of the Company and until each such director’s successor shall have been duly elected and qualified or until his or her earlier resignation or removal. Ernst & Young LLP was ratified as the Company’s registered public accounting firm for the fiscal year ending December 31, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 30, 2021	BIODELIVERY SCIENCES INTERNATIONAL, INC.

	By:	/s/ Mary Theresa Coelho
	Name:	Mary Theresa Coelho
	Title:	Executive Vice President, Chief Financial Officer and Treasurer